                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-59585 and 33-62993) of Buffton Corporation of our report dated November 14, 1995 appearing on page F-2 of this Form 10-K.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP



Fort Worth, Texas
December 22, 1995